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                                                                    EXHIBIT 10.9

                                AMENDMENT NO. 1
                                    TO THE
                 RETIREMENT SAVINGS PLAN FOR CERTAIN EMPLOYEES
                         OF VENCOR AND ITS AFFILIATES

     This is Amendment No. 1 to the Retirement Savings Plan For Certain Employees of Vencor and Its Affiliates (the "Plan") as amended and restated as of March 1, 2000, which Amendment shall be effective as of the date of its adoption.

                                    RECITAL
                                    -------

     WHEREAS, Vencor, Inc. (the "Company") maintains the Plan and has reserved the right in Section 9.1 of the Plan to amend the Plan from time to time in its discretion.

     WHEREAS, the Company now wishes to amend the Hardship Withdrawal provisions of the Plan to allow withdrawal for funeral expenses of a spouse or legal dependent.


                         AMENDMENT TO SECTION  6.1(b)
                         ----------------------------

     Section 6.1(b) of the Plan is hereby amended by adding an additional paragraph (6) which shall read in its entirety as follows:

     (6) expenses for the funeral of the spouse or legal dependent of a Participant, provided the Committee determines, based on all facts and circumstances, that the funeral expenses constitute an immediate and heavy financial need of the Participant.

     IN WITNESS WHEREOF, this Amendment No. 1 is hereby adopted this 26th day of September, 2000.


                                    By: /s/ Owen E. Dorsey
                                        ------------------

                                    Title: Chief Administrative Officer
                                           ----------------------------